Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income Taxes
(8)	Income Taxes

A summary of income tax expense included in the Consolidated Statements of Income follows:

(dollars in thousands)	For the year ended December 31,
	2023	2022	2021
Current tax expense:
Federal	$15,224	$17,136	$17,657
State	1,587	2,933	3,195
Total current tax expense	16,811	20,069	20,852
Deferred tax (benefit) expense	2,156	4,114	(238)
Total income tax expense	$18,967	$24,183	$20,614

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2023 and 2022, are as follows:

	As of December 31,
(dollars in thousands)	2023	2022
	Deductible temporary differences	Deductible temporary differences

Benefits and deferred remuneration	$(9,490)	$(8,478)
Difference in reporting the allowance for credit losses, net	12,995	12,424
Other income or expense not yet reported for tax purposes	(1,188)	420
Depreciable assets	(2,496)	(2,389)
Net deferred tax (liability) asset at end of year	(179)	1,977
Impact of ASU 2016-13, Current Expected Credit Loss (CECL)	-	1,218
Net deferred tax asset at beginning of year	1,977	4,873
Deferred tax expense	$2,156	$4,114

Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not. Based primarily on the sufficiency of expected future taxable income, management believes it is more likely than not that the remaining deferred tax (liability) asset of $179 thousand and $2.0 million at December 31, 2023 and 2022, respectively, will be realized.

In addition to the deferred tax items described in the preceding table, the Company has deferred tax assets of $8.4 million and $11.3 million at December 31, 2023 and 2022, respectively, relating to the net unrealized losses on securities available for sale and deferred tax liabilities of approximately $3.7 million and $1.8 million at December 31, 2023 and 2022, respectively, as a result of changes in the unrecognized overfunded position in the Company’s pension and postretirement benefit plans recorded, net of tax, as an adjustment to accumulated other comprehensive income.

The effective tax rates differ from the statutory federal income tax rate.  The reasons for these differences are as follows:

	For the year ended December 31,
	2023	2022	2021
Statutory federal income tax rate	21.0%	21.0%	21.0%
Increase/(decrease) in taxes resulting from:
State income tax, net of federal tax benefit	3.1	3.0	3.2
Other items	0.3	0.3	0.9
Effective income tax rate	24.4%	24.3%	25.1%

On a periodic basis, the Company evaluates its income tax positions based on tax laws and regulations and financial reporting considerations, and records adjustments as appropriate.  This evaluation takes into consideration the status of taxing authorities’ current examinations of the Company’s tax returns, recent positions taken by the taxing authorities on similar transactions, if any, and the overall tax environment in relation to uncertain tax positions. As of December 31, 2023 and 2022, no uncertain tax positions have been recorded.

The Company does not anticipate a material charge to the amount of unrecognized tax benefits in the next twelve months.

The Company recognizes interest and/or penalties related to income tax matters in noninterest expense.  For the years 2023, 2022, and 2021, these amounts were not material.  The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction as well as in various states.  In the normal course of business, the Company is subject to U.S. federal, state, and local income tax examinations by tax authorities.  The Company’s federal and state income tax returns for the years 2020 through 2023 remain open to examination. The Company’s 2017, 2018, 2019 and 2020 New York State income tax returns are currently under examination.